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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF AN INFORMATION STATEMENT
Relating to
VY® Columbia Real Estate Portfolio
(formerly, VY® CBRE Real Estate Portfolio)
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
1-800-366-0066
This communication presents only an overview of a more complete Information Statement that is available to you on the Internet relating to VY® Columbia Real Estate Portfolio (the “Portfolio”), a series of Voya Investors Trust (the “Registrant”). The Information Statement details a sub-adviser change relating to the Portfolio. In connection with its duties as the investment adviser for the Portfolio, Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) reviews and evaluates the Portfolio’s sub-adviser on an ongoing basis.
At a meeting held on November 13, 2025, the Board of Trustees of the Registrant (the “Board”) approved the following changes with respect to the Portfolio, effective at the close of business on January 21, 2026: (i) the removal of CBRE Investment Management Listed Real Assets, LLC (“CBRE”) as the sub-adviser to the Portfolio; (ii) the appointment of Columbia Management Investment Advisers, LLC (“Columbia” or the “New Sub-Adviser”) as the sub-adviser to the Portfolio, pursuant to a sub-advisory agreement (the “New Sub-Advisory Agreement”); and (iii) related changes to the Portfolio’s name, fees and expenses, principal investment strategies, principal risks, and portfolio managers. A prospectus supplement describing these and other changes was mailed to shareholders on or about December 5, 2025.
The Portfolio and Voya Investments have obtained an exemptive order from the U.S. Securities and Exchange Commission that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
The Information Statement will be available to review on the Internet at http://www.proxyvote.com/voya until June 4, 2026. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at the address or phone number listed above. If you want to receive a paper or email copy of the Information Statement, you must request one no later than March 6, 2027.

INFORMATION STATEMENT
March 6, 2026
VY® Columbia Real Estate Portfolio
(formerly, VY® CBRE Real Estate Portfolio)
(a series of Voya Investors Trust)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
VY® Columbia Real Estate Portfolio (formerly, VY® CBRE Real Estate Portfolio) is not asking you for a proxy regarding the sub-advisory agreement and you are requested not to send a proxy with respect to this Information Statement.

INTRODUCTION
Why did you send me this booklet?
This booklet includes an information statement (“Information Statement”) for VY® Columbia Real Estate Portfolio (formerly, VY® CBRE Real Estate Portfolio) (the “Portfolio”), in which you have an interest. This Information Statement is furnished in connection with the approval of a new sub-advisory agreement for the Portfolio. The Portfolio is a separate series of Voya Investors Trust (the “Registrant”). This Information Statement will be provided on or about March 6, 2026 to shareholders of record as of the close of business on January 21, 2026 (the “Record Date”).
How can I obtain more information about the Portfolio?
Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at 1-800-366-0066. A copy of the current prospectus, statement of additional information, annual and semi-annual financial statements and other information filed on Form N-CSR is available, without charge, on the Internet at https://individuals.voya.com/literature or by contacting the Portfolio at:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066

NOTICE OF NEW SUB-ADVISORY AGREEMENT
What is happening?
At a meeting held on November 13, 2025, the Board of Trustees of the Registrant (the “Board”) approved the following changes with respect to the Portfolio, effective at the close of business on January 21, 2026: (i) the removal of CBRE Investment Management Listed Real Assets, LLC (“CBRE”) as the sub-adviser to the Portfolio; (ii) the appointment of Columbia Management Investment Advisers, LLC (“Columbia” or the “New Sub-Adviser”) as the sub-adviser to the Portfolio, pursuant to a sub-advisory agreement (the “New Sub-Advisory Agreement”); and (iii) related changes to the Portfolio’s name, fees and expenses, principal investment strategies, principal risks, and portfolio managers. A prospectus supplement describing these and other changes was mailed to shareholders on or about December 5, 2025.
The Portfolio and Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”) have obtained an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Investment Adviser to enter into a sub-advisory agreement with one or more sub-advisers, including certain affiliated sub-advisers, on behalf of a fund that it manages without obtaining shareholder approval of the new agreement subject to certain conditions, including that the Investment Adviser furnishes shareholders of an affected fund with certain information about the new sub-advisory agreement or agreements. This Information Statement is intended to comply with that condition.
Who is the New Sub-Adviser?
Effective January 21, 2026, Columbia became the sub-adviser to the Portfolio. Please see Appendix A for a listing of the names and the principal occupations of the principal executive officers of the New Sub-Adviser.

Columbia Management Investment Advisers, LLC

Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia’s management experience covers all major asset classes, including equity securities, debt instruments, and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, ETFs, and closed-end funds, Columbia acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, and financial intermediaries. Columbia’s principal business address is 290 Congress Street, Boston, MA 02210.
The following individuals are jointly and primarily responsible for the day-to-day management of the Portfolio:
Alban Lhonneur, Portfolio Manager, is the lead fund manager of the CT Real Estate Equity Market Neutral Fund and co-manager of the CT Global Real Estate Securities Fund, CT Property Growth & Income Fund, the Columbia Real Estate Equity Fund and a number of segregated accounts. Mr. Lhonneur joined Columbia through the acquisition of BMO GAM (EMEA) in 2021, having been with BMO since July 2008. He was previously at Citigroup Global Markets as an equity research analyst focusing on continental European real estate. Prior to that, he was at Société Générale Securities, where he focused on transport equity research.
Sander Bunck, Portfolio Manager, re-joined the property team in March 2023 as senior analyst and assistant fund manager focusing on EU and U.S. Strategies. He was a director and headed the real estate equity research team at Barclays from 2017 to 2023. Prior to that, he worked as an equity analyst in the Thames River team responsible for the European markets. Mr. Bunck started his career at LaSalle Investment Management, where he was an equity analyst in the Listed Real Estate Securities team for four years.
Daniel Winterbottom, CFA, Portfolio Manager, is co-manager of CT Global Real Estate Securities Fund, the Columbia Real Estate Equity Fund and a number of segregated accounts. Mr. Winterbottom was appointed Chief Operating Officer – Thames River Capital in 2025, taking on additional operational management responsibilities across the range of TRC funds. He joined Columbia through the acquisition of BMO GAM (EMEA) in 2021, having previously been with BMO since July 2015, with a focus on global real estate securities and portfolio analysis. Previously he was an Assistant Portfolio Manager at Schroders, responsible for the management and efficient implementation of quantitative equity investment strategies. Prior to this, he was an Analyst in the Thames River Capital Property team from 2009 to 2014 (which he re-joined in 2015 as part of the BMO group). Mr. Winterbottom was previously at BlueBay Asset Management; as a Junior Portfolio Manager for an equity long/short strategy. Before that he was at BlackRock as an analyst reviewing fixed income portfolios. He began his career with Merrill Lynch Investment Management, holding positions as a Fixed Income Business Analyst and a Market Data Analyst.
Who was the former sub-adviser?
CBRE served as the sub-adviser to the Portfolio until the close of business on January 21, 2026 pursuant to a sub-advisory agreement, effective May 1, 2017 (the “Prior Sub-Advisory Agreement”).
CBRE, whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE provides investment advice to institutional client accounts and is a unit of CBRE Investment Management, the independently-operated real estate investment management business of CBRE Group, Inc., a Fortune 500 and S&P 500® company headquartered in Los Angeles, California. CBRE’s principal business address is 555 East Lancaster Avenue, Suite 120, Radnor, Pennsylvania 19087.

How did this change affect the management of the Portfolio?
In connection with the removal of CBRE as sub-adviser to the Portfolio, Jonathan D. Miniman, CFA, Joseph P. Smith, CFA, and Kenneth S. Weinberg, CFA no longer serve as portfolio managers to the Portfolio. Messrs. Lhonneur, Bunck, and Winterbottom were added as portfolio managers for the Portfolio.
Were there changes to the name of the Portfolio, its investment objective, or principal investment strategies?
As described in the supplement to the Portfolio’s prospectus dated December 5, 2025, changes have been made to the Portfolio’s name and principal investment strategies, among other changes, in connection with the appointment of Columbia as sub-adviser to the Portfolio. These changes became effective at the close of business on January 21, 2026. There were no changes made to the Portfolio’s investment objective.
The following chart compares the Portfolio’s prior principal investment strategies to the current principal investment strategies effective at the close of business on January 21, 2026.
	Prior Strategies	Current Strategies
Investment Strategies
Under normal circumstances, the Portfolio invests at
least 80% of its net assets (plus the amount of any
borrowings for investment purposes) in investments tied
to companies that are principally engaged in the real
estate industry. For purposes of this 80% policy, a company
is principally engaged in the real estate industry if the
company: (i) derives at least 50% of its total revenue
or earnings from owning, operating, leasing, developing,
constructing, financing, managing, brokering, and/or selling commercial, industrial, or residential real estate; or (ii)
has at least 50% of its assets invested in real estate.
For purposes of this 80% policy, companies principally
engaged in the real estate industry may include, without
limitation, real estate investment trusts (“REITs”), master
limited partnerships, real estate owners, real estate
managers, real estate brokers, real estate dealers, and
companies with substantial real estate holdings.

The sub-adviser (the “Sub-Adviser”) may invest in
companies of any market capitalization. However, the
Sub-Adviser will generally not invest in companies with
market capitalizations of less than $100 million at the
time of purchase. The Portfolio may also invest in
convertible securities, initial public offerings (“IPOs”),
and Rule 144A securities. The Portfolio is non-diversified,
which means that it may invest a significant portion of
its assets in a single issuer.

The Portfolio may also invest in other investment
companies, including exchange-traded funds (“ETFs”),
to the extent permitted under the Investment Company
Act of 1940, as amended, and the rules and regulations
thereunder, and under the terms of applicable no-action
relief or exemptive orders granted thereunder (the “1940
Act”).

The Sub-Adviser focuses on investments that generally
provide income and also have the potential for long-term
capital appreciation. The Sub-Adviser uses systematic,
top-down research to evaluate property market conditions
and trends to judge which market sectors offer potentially
attractive returns. The Sub-Adviser uses proprietary
analytical techniques to conduct fundamental company
analysis, which provides a framework for security selection.
This approach incorporates several quantitative and
qualitative factors that aid in evaluating performance
characteristics of individual securities independently and
relative to each other. The Sub-Adviser will also typically
employ third-party portfolio optimization tools to help
in its evaluation of the Portfolio’s current portfolio and
its identification of potential investments for the Portfolio.

Under normal circumstances, the Portfolio invests at
least 80% of its net assets (plus the amount of any
borrowings for investment purposes) in investments tied
to companies that are principally engaged in the real
estate industry (“Real Estate Companies”). For purposes
of this 80% policy, a company is principally engaged in
the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership,
construction, management or sale of residential,
commercial or industrial real estate. For purposes of
this 80% policy, companies principally engaged in the
real estate industry may include, without limitation, real
estate investment trusts (“REITs”), master limited
partnerships, real estate owners, real estate managers,
real estate brokers, real estate dealers, and companies
with substantial real estate holdings.

The sub-adviser (the “Sub-Adviser”) may invest in
companies of any market capitalization.

The Portfolio may also invest in other investment
companies, including exchange-traded funds (“ETFs”),
to the extent permitted under the Investment Company
Act of 1940, as amended, and the rules and regulations
thereunder, and under the terms of applicable no-action
relief or exemptive orders granted thereunder (the “1940
Act”).

The Portfolio also invests in derivative instruments
including, contracts for differences (“CFDs”), which are
a type of swap arrangement, to obtain long and short
exposures to Real Estate Companies. The Sub-Adviser
uses CFDs to express its view of relative value between
Real Estate Companies operating in the same part of
the real estate market. Specifically, the Sub- Adviser
uses CFDs to extend the Portfolio’s long position in
holdings of which it has a favorable view and enters
into short positions in Real Estate Companies of which
it has a less favorable view. CFDs create leverage, which
may exaggerate increases or decreases in the value
of the Portfolio’s overall portfolio. Through investment
in CFDs, the Portfolio generally expects exposures of
approximately 30% (but normally not more than 35%)
of the Portfolio’s net assets in short positions and
approximately 130% (but normally not more than 135%)
of the Portfolio’s net assets in long positions. The
Sub-Adviser generally seeks to maintain CFD long and
short exposures for the Portfolio that are approximately
balanced. The Portfolio takes long and short positions
in equity REITs, mortgage REITs, and hybrid REITs.

Prior Strategies	Current Strategies

In evaluating investments for the Portfolio, the Sub-Adviser takes into account a wide variety of factors and
considerations to determine whether any or all of those
factors or considerations might have a material effect
on the value, risks, or prospects of a company. Among
the factors considered, the Sub-Adviser expects typically
to take into account environmental, social, and governance
(“ESG”) factors. In considering ESG factors, the
Sub-Adviser intends to rely primarily on factors identified
through internal research and information from
independent global providers of ESG and corporate
governance research. ESG factors will be only one of
many considerations in the Sub-Adviser’s evaluation of
any potential investment; as ESG assessment is
considered alongside the fundamental valuation model
in the Sub-Adviser’s analysis, the Sub-Adviser generally
will not forgo potential investments strictly based on
the evaluation of ESG factors.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets
into opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.

The Sub-Adviser uses fundamental analysis to identify
investment opportunities and risks, and in constructing
the Portfolio’s portfolio, including the Portfolio’s long
and short positions through CFDs.

The Portfolio is non-diversified, which means that it may
invest a significant portion of its assets in a single issuer.

The Portfolio’s investment strategy may involve the
frequent trading of portfolio securities. The Sub-Adviser
may sell securities for a variety of reasons, such as to
secure gains, limit losses, or redeploy assets into
opportunities believed to be more promising.

The Portfolio may lend portfolio securities on a short-term
or long-term basis, up to 33 1∕3% of its total assets.

What are the key risks of investing in the Portfolio after the changes to the principal investment strategies?
In conjunction with the changes made to the principal investment strategies described above, changes were also made to the principal investment risks of the Portfolio. The following chart compares the prior principal investment risks to the current principal investment risks. These changes were effective January 21, 2026.
Principal Risks	Prior Principal Risks	Current Principal Risks
Changing Distribution Level: The Portfolio normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments.
The distribution amounts paid by the Portfolio will vary and generally depend on the amount of income the Portfolio earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Portfolio’s income or net capital gains arising from its investments may reduce its distribution level.
✔
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
	✔	✔
Concentration: To the extent that the Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
	✔	✔

Principal Risks	Prior Principal Risks	Current Principal Risks
Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. The prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations);
property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
	✔	✔
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
✔
Counterparty: The entity with which the Portfolio conducts portfolio-related business
(such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. The Portfolio may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Portfolio enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Portfolio’s NAV to fluctuate. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
✔
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
	✔	✔
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the
Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
✔
Contracts For Differences (CFDs). CFDs are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Instruments.
✔

Principal Risks	Prior Principal Risks	Current Principal Risks
Swaps. In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Portfolio losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Portfolio. The Portfolio may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position.
✔
Environmental, Social, and Governance (Equity): The Sub-Adviser’s consideration of
ESG factors in selecting investments for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. The
Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Portfolio’s assets that will be invested in companies that the Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Portfolio will have less exposure to certain companies due to the Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by the Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
✔
Initial Public Offerings: Investments in IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that the
IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. If the Portfolio’s assets grow, it is likely that the effect of the
Portfolio’s investment in IPOs on the Portfolio’s return will decline.
✔
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the
Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets.
Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments is a floating rate, which will generally decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases.
Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
	✔	✔

Principal Risks	Prior Principal Risks	Current Principal Risks
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends.
Mistakes in the construction and implementation of the investment models
(including, for example, data problems and/or software issues) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
✔
Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. In addition, this increases the risk that a change in the value of any one investment held by the Portfolio could affect the overall value of the Portfolio more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Portfolio’s value will likely be more volatile than the value of a more diversified fund.
✔
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
	✔	✔
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
	✔	✔
Market Capitalization: Stocks fall into three broad market capitalization categories:
large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
	✔	✔

Principal Risks	Prior Principal Risks	Current Principal Risks
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the
United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in
Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Portfolio’s investments, including beyond the Portfolio’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of
U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.)
economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of
Portfolio holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
	✔	✔
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
	✔	✔

Principal Risks	Prior Principal Risks	Current Principal Risks
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value.
You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
	✔	✔
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
✔
Real Estate Companies and Real Estate Investment Trusts – VY® Columbia Real Estate
Portfolio: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. REITs are affected by the management skill of the REIT’s sponsor. The
Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests. The value of interests in a
REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S.
entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the
Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some
REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Portfolio may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
✔

Principal Risks	Prior Principal Risks	Current Principal Risks
Restricted Securities: Securities that are legally restricted as to resale (such as those issued in private placements), including securities governed by Rule 144A and
Regulation S, and securities that are offered in reliance on Section 4(a)(2) of the
Securities Act of 1933, as amended, are referred to as “restricted securities.”
Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Due to the absence of a public trading market, restricted securities may be more volatile, less liquid, and more difficult to value than publicly-traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly-traded securities. Certain restricted securities represent investments in smaller, less seasoned issuers, which may involve greater risk.
✔
Securities Lending: Securities lending involves two primary risks: “investment risk”
and “borrower default risk.” When lending securities, the Portfolio will receive cash or
U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage.
The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
	✔	✔
Short Sales: Short sales involve selling a security the Portfolio does not own with the hope of purchasing the same security at a later date at a lower price. When the
Portfolio sells a security short and the price of that security rises, the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow the security. Short sales create leverage which may exaggerate any increase or decrease in the Portfolio’s net asset value causing the
Portfolio to be more volatile than a fund that does not engage in short sales. Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss, and the potential loss may be greater for this type of short sale than for a short sale “against the box.” A short sale is
“against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A short sale
“against the box” may be used to hedge against market risks when the manager believes that the price of a security may decline, causing the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Portfolio owns.
✔
What are the terms of the New Sub-Advisory Agreement?
The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the New Sub-Advisory Agreement included in Appendix B. The terms of the New Sub-Advisory Agreement are not materially different from the terms of the Prior Sub-Advisory Agreement, except as described below.
Fees. The Investment Adviser and not the Portfolio is responsible for any fees due under the New Sub-Advisory Agreement and was responsible for any fees due under the Prior Sub-Advisory Agreement. For the fiscal year ended December 31, 2025, the Investment Adviser paid $522,018.80 in sub-advisory fees to CBRE.
Sub-Advisory Services. Both the Prior and New Sub-Advisory Agreements obligate CBRE and Columbia to provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest.
The New Sub-Advisory Agreement further stipulates that from time to time, at the request of the Investment Adviser, Columbia will cooperate with and assist a transition manager, hired by the Investment Adviser, when the Portfolio’s portfolio is part of a larger transition of assets, provided that Columbia will continue to have full discretion with respect to the Portfolio’s investment portfolio.

Limitation of Liability. The Prior Sub-Advisory Agreement provides that, except as may otherwise be required by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), or other applicable law, the Investment Adviser agrees that CBRE, any affiliated person of CBRE, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) controls CBRE: (a) shall bear no responsibility and shall not be subject to any liability for any act or omission with respect to a series of the Registrant that is not the Portfolio; and (b) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Prior Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of CBRE’s duties, or by reason of reckless disregard of CBRE’s obligations and duties under the Prior Sub-Advisory Agreement.
The New Sub-Advisory Agreement provides that, except as may otherwise be required by the 1940 Act, or other applicable law, Columbia, any affiliated person of Columbia, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls Columbia (1) shall bear no responsibility and shall not be subject to any liability for any act or omission with respect to a series of the Registrant that is not the Portfolio; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Portfolio, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by Columbia of its duties, or by reason of reckless disregard by Columbia of its obligations and duties under the New Sub-Advisory Agreement. Without limiting the foregoing, Columbia does not assume responsibility for the accuracy of information furnished to it by the Registrant, Investment Adviser, custodian, broker, or by any person on whom it reasonably relies.
The New Sub-Advisory Agreement also provides for mutual indemnification by the Investment Adviser and Columbia for losses, claims, damages, liabilities or litigation (including legal and other expenses), subject to certain conditions set forth in the New Sub-Advisory Agreement. The Prior Sub-Advisory Agreement contained similar provisions for mutual indemnification.
Term and Continuance. After an initial two-year term, the New Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (1) the vote of a majority of the Board or (2) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act); provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the agreement (“Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Prior Sub-Advisory Agreement contained an identical provision with respect to the term and continuance of the sub-advisory contract.
Termination. The New Sub-Advisory Agreement may be terminated: (a) by the Investment Adviser at any time without penalty, upon sixty days’ written notice to the Sub-Adviser and the Registrant, (b) at any time without payment of any penalty by the Registrant, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Portfolio, upon sixty days’ written notice to the Investment Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three months’ written notice to the Investment Adviser and the Registrant, unless the Investment Adviser or the Registrant requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Registrant or the Investment Adviser not to exceed three months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate the agreement at any time without penalty effective upon written notice to the Investment Adviser and the Registrant, in the event either the Sub-Adviser (acting in good faith) or the Investment Adviser ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Registrant, or in the event the Investment Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under the agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Investment Adviser or the Registrant as required by the terms of the agreement. In addition, the agreement shall terminate with respect to the Portfolio in the event that it is not approved by the vote of a majority of the outstanding voting securities of the Portfolio at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Portfolio. The Prior Sub-Advisory Agreement provided for similar terms with respect to termination.
The Prior Sub-Advisory Agreement was last approved by the Board on November 13, 2025.
What factors did the Board consider?
Section 15(c) of the 1940 Act, provides that an investment company, such as the Registrant, on behalf of the Portfolio, can enter into a new sub-advisory agreement only if the Board, including a majority of the Independent Trustees, determines to approve the new arrangement. The Portfolio had been sub-advised by CBRE since May 1, 2017. At the meeting of the Board that was held on November 13, 2025, the Board, including a majority of the Independent Trustees, considered a proposal by management and determined to: (1) appoint Columbia as the sub-adviser to the Portfolio to replace CBRE; and (2) approve the New Sub-Advisory Agreement between the Investment Adviser and Columbia under which Columbia would serve as the sub-adviser to the Portfolio.
In determining whether to approve the New Sub-Advisory Agreement with Columbia with respect to the Portfolio, the Board requested, received, evaluated and discussed such information and supporting materials related to that information as it deemed necessary for an informed determination. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Columbia’s presentation before the Investment Review Committees at their November 12, 2025, joint meeting; (2) memoranda and related materials provided to the Board in advance of its November 13, 2025, meeting discussing: (a) the Investment Adviser’s rationale for recommending that Columbia replace CBRE as the sub-adviser to the Portfolio, including the Investment Adviser’s view that Columbia would provide the Portfolio with a lower management fee, lower net expense ratios and potential for improved performance; (b) the performance of the new sub-advisory team in managing its real estate investment strategy with an extended alpha approach and sub-sector neutrality and with such performance being compared against a relevant benchmark index; and (c) Columbia’s investment philosophy and the firm’s overall investment process; (3) pro forma fees and expense tables for the Portfolio and information about the projected net expense ratio of the Portfolio reflecting Columbia as sub-adviser; (4) Columbia’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; and (6) other information relevant to the Board’s evaluation.
In reaching its decision to engage Columbia, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1) the Investment Adviser’s view with respect to Columbia’s abilities in managing its real estate investment strategy; (2) the nature and quality of the services to be provided by Columbia under the New Sub-Advisory Agreement; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Columbia and the Investment Adviser’s knowledge of Columbia’s performance as a sub-adviser to other funds in the Voya funds line-up; (4) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Columbia; (5) the sub-advisory fee rate payable by the Investment Adviser to Columbia; (6) Columbia’s operations and compliance programs, including the policies and procedures intended to assure compliance with the federal securities laws; (7) the appropriateness of the selection of Columbia in light of the Portfolio’s newly approved principal investment strategies and its investment objective and investor base; and (8) Columbia’s Code of Ethics and related procedures for complying with that Code, which were previously reviewed by the Board.
After its deliberation, the Board reached the following conclusions: (1) Columbia should be appointed to serve as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by the Investment Adviser to Columbia is reasonable in the context of all factors considered by the Board; and (3) Columbia maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that Columbia’s compliance policies and procedures are reasonably designed to assure compliance with the federal securities laws. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE INFORMATION STATEMENT
Who are the service providers to the Portfolio?
Voya Investments, LLC
Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, the Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.
Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. whose principal office is located at 200 Park Avenue, New York, New York, 10166. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. Voya Investments' principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
Please see Appendix A for a listing of the names, addresses, and principal occupations of the principal executive officers of the Investment Adviser and the New Sub-Adviser. Please see Appendix C for a list of officers of the Portfolio that are employees of the Investment Adviser. Please see Appendix E for the amount of advisory fees paid by the Portfolio to the Investment Adviser for services provided under the investment advisory agreement for the past three fiscal years.
Voya Investments Distributor, LLC
The Distributor, a Delaware limited liability company, is the principal underwriter and distributor of the Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Investment Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 1-800-289-9999.
For services provided under the distribution agreement, the Portfolio paid $496,079 to the Distributor for the fiscal year ended December 31, 2025. For the fiscal year ended December 31, 2025, the Portfolio paid no brokerage fees to an affiliate.
Can shareholders submit proposals for consideration in a future Proxy Statement?
The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.
Why did my household only receive one copy of this Information Statement?
Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-366-0066. If, in the future, any shareholder does not wish to combine or wishes to recombine the mailing with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-366-0066.
How many shares were outstanding as of the Record Date?
As of January 21, 2026, the following shares of beneficial interest of the Portfolio were outstanding:

Class	Shares Outstanding
Class ADV	1,167,721.062
Class I	82,088.023
Class S	3,766,455.302
Class S2	200,481.571
Total	5,216,745.958

Appendix D lists the persons that, as of January 21, 2026, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares. To the best of the Portfolio’s knowledge, as of January 21, 2026, no Trustee or officer, individually or as a group, owned 1% or more of any class of the outstanding shares of the Portfolio. To the best of the Portfolio’s knowledge, as of January 21, 2026, none of the Independent Trustees nor their immediate family members owned any shares of the Investment Adviser or principal underwriter or of any entity controlling, controlled by, or under common control with the Investment Adviser or principal underwriter (not including registered investment companies).

APPENDIX A: PRINCIPAL EXECUTIVE OFFICERS
Executive Officers of Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Name and Principal Occupations
Christian G. Wilson – Director, President, and Chief Executive Officer
Huey P. Falgout, Jr. – Managing Director
Todd Modic – Director
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Catrina Willingham – Vice President, Chief Financial Officer, and Controller
Erica McKenna – Vice President and Chief Compliance Officer
Joanne F. Osberg – Senior Vice President and Secretary
Michelle P. Luk – Senior Vice President and Treasurer
Tiffani A. Potesta – Head of Distribution and Senior Managing Director
Executive Officers of Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, Massachusetts 02110
Name and Principal Occupations
William F. “Ted” Truscott – President and Chairman of the Board
Gene R. Tannuzzo – Managing Director and Global Head of Fixed Income
Brian M. Engelking – Vice President and Chief Financial Officer
Michael E. DeFao – Vice President, Chief Legal Officer, and Assistant Secretary
Lee Faria – Vice President and Chief Compliance Officer
Matt Waldner – Senior Vice President and Global Head of Trading
Michael G. Clarke – Senior Vice President and North America Head of Operations & Investor Services
Nicolas Janvier – Head of North America Equities
Joshua Kutin – Head of Multi-Asset Solutions, North America
Francine Asselta – Vice President and Head of North America Institutional

APPENDIX B: SUB-ADVISORY AGREEMENT FOR COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
AGREEMENT, effective as of January 21 2026, between Voya Investments, LLC (the “Adviser”), a limited liability company organized in the State of Arizona, and Columbia Management Investment Advisers, LLC (the “Sub-Adviser”), a limited liability company organized under the laws of the State of Minnesota (the “Agreement”).
WHEREAS, Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;
WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;
WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;
WHEREAS, pursuant to an Investment Management Agreement, effective as of May 1, 2017 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory, management, and administrative services with respect to the Trust’s series; and
WHEREAS, the Trust wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust and the Sub-Adviser is willing to furnish such services to the Trust and the Adviser.
NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:
1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Adviser to provide investment advisory services.
In the event the Trust designates one or more series other than the Series with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall promptly notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall so notify the Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.
2. Portfolio Management Duties and Authority.
Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of each Series. From time to time, at the request of the Adviser, the Sub-Adviser will cooperate with and assist a transition manager, hired by the Adviser, when the Series’ portfolio is part of a larger transition of assets, provided that the Sub-Adviser will continue to have full discretion with respect to the Series investment portfolio. To the extent permitted by the investment policies of the Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters. At the request of the Adviser, the Sub-Adviser will participate in standing instructions giving the Trust’s custodian authority to administer daily foreign currency exchange transactions for settlement of pending securities transactions.
The Sub-Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser upon filing with the SEC. The Sub-Adviser is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Sub-Adviser determines is in the best interest of the Series. The Sub-Adviser and Adviser further agree as follows:
(a) The Sub-Adviser will (1) manage each Series so that no action or omission on the part of the Sub-Adviser will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852(a) of the Code, all of which shall not be the responsibility of the Sub-Adviser), (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Adviser will notify the Sub-Adviser promptly if the Adviser believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Sub-Adviser or any of its affiliates, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Adviser and the Board shall have the right to review and request changes to the Sub-Adviser’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.
(c) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the timely transmission, as determined by the portfolio accounting agent to enable the agent to accurately calculate the Series’ daily net asset value, to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.
(d) The Sub-Adviser will assist the administrator for the Trust in reviewing, determining or confirming (including, if necessary, obtaining broker-quoted prices), consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the administrator seeks assistance from or identifies for review by the Sub-Adviser.
(e) The Sub-Adviser will make best efforts to provide the Adviser, following the end of each Series' semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Adviser) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior period and the fiscal year to date.
(f) The Sub-Adviser will complete and deliver to the Sub-Adviser a written compliance checklist, a certified compliance acknowledgement report and the group of reports listed below in a form provided by the Adviser for each quarter:
(i) Report on Brokerage Commissions and Soft Dollar Usage.
(ii) Trade Compliance reporting pertaining to Rules 17a-7, 17e-1, 10f-3 under the 1940 Act; provided that for purposes of this section, the Sub-Adviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser.
(iii) Report on Illiquid and Restricted Securities held in each portfolio.
(iv) Reports required on Issuers Credit Ratings applicable to Rule 2a-7 under the 1940 Act.
(g) The Sub-Adviser will complete and deliver to the Adviser each month a written report on each Series of the Trust that contains the following information as of the immediately previous month’s end.
(i) A performance comparison to the Series benchmark listed in the Registration Statement as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;
(ii) Composition of the assets of each Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and
(iii) Confirmation of the Series’ current investment objective and Sub-Adviser’s projected plan to realize the Series’ investment objectives.
(h) The Sub-Adviser will assist the Adviser and the Series in negotiating with Morningstar clarification of any style box conflicts with the Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.
(i) The Sub-Adviser will make available to the Trust and the Adviser, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.
(j) The Sub-Adviser will provide reports to the Trust’s Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board with respect to the Series such periodic and special reports as the Board and the Adviser may reasonably request.
(k) In rendering the services required under this Agreement, the Sub-Adviser may, from time to time, employ, delegate or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Sub-Adviser may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Adviser, or the Sub-Adviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Sub-Adviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Sub-Adviser, or of any company that the Sub-Adviser has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Sub-Adviser’s knowledge, had in any material connection with the handling of assets:
(i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or
(ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or
(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.
(l) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:
(i) That the Adviser is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Sub-Adviser to enter into such foreign exchange contracts on its behalf.
(ii) That the Adviser may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Sub-Adviser has under the Sub-Adviser’s management or which benefit from the Sub-Adviser’s investment advice. If the Adviser requires funds for any redemptions, expenses, and other costs of doing business, the Sub-Adviser will make funds available in a reasonably timely manner for the Adviser to meet such obligations. The Adviser reserves the right to segregate assets upon notice to the Sub-Adviser and provide different arrangements for investment management with respect to those assets.
(iii) That the Sub-Adviser has been granted full power and authority to enter into foreign exchange contracts as agent on the Adviser’s behalf and to give instructions for settlement for the same.
(iv) That the Sub-Adviser has full authority to instruct Trust’s custodian in conformity with its mandate.
(v) That in the event of the termination of this Agreement, the Sub-Adviser, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.
(m) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Adviser gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.
The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any non-routine proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Adviser for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. However, the Adviser acknowledges that the Sub-Adviser will make such recommendations without regard to any proxy voting policies or guidelines adopted by the Series’ Board and that the Sub-Adviser shall not be responsible for resolving any conflict between its recommendation and such guidelines. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.
(n) The Sub-Adviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Series, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Portfolio assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Sub-Adviser agrees that it shall provide the Adviser with documentation or information relating to the Litigation as may reasonably be requested by the Adviser.
(o) With respect to VY® Columbia Real Estate Portfolio , regarding any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, swap contracts, contracts for difference, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, options, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of VY® Columbia Real Estate Portfolio, as outlined in the Registration Statement for the Fund, the Adviser hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of VY® Columbia Real Estate Portfolio, brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of VY® Columbia Real Estate Portfolio, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, provided that the Sub-Adviser may only trade swaps and derivatives under ISDA Master Agreements which are substantially similar to those reviewed and approved by the Adviser. The Sub-Adviser also is hereby authorized to instruct the Fund custodian with respect to any collateral management activities in connection with any derivatives transactions. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.
3. Broker-Dealer Selection. The Sub-Adviser is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such person, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Sub-Adviser’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.
Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Sub-Adviser notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.
The Sub-Adviser will consult with the Adviser to the end that portfolio transactions on behalf of a Series may be directed to broker-dealers that participate in commission recapture programs benefiting the Series, provided that neither the Sub-Adviser nor the Adviser will direct brokerage in recognition of the sale of Series shares. To the extent consistent with this Agreement, the Sub-Adviser is further authorized to allocate orders placed by it on behalf of the Series to the Sub-Adviser as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation monthly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.
In accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, the Adviser and its affiliates, or any other sub-adviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Series transactions in securities and other investments for a Series. The Sub-Adviser will communicate to the Adviser such information relating to Series transactions as they may reasonably request.
4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Sub-Adviser, to the Sub-Adviser’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Adviser with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption. The Sub-Adviser also represents that since Ameriprise Financial Inc. (“Ameriprise”) acquired the “Columbia” name from Bank of America, N.A. on May 1, 2010, (i) the Sub-Adviser has been continuously and publicly using the name, “Columbia,” in the name of the funds it manages, and (ii) no demand letters or any other suits, claims or proceedings relating to the “Columbia” name have been received by or brought against the Sub-Adviser, its subsidiaries, or its parent company, Ameriprise.
5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement, including, but not limited to, reimbursement of losses due to trade errors or compliance breaches directly resulting from the Sub-Adviser’s acts or the acts of its agents. In addition, if the Trust is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Trust and/or the Adviser for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation. The Adviser or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:
(a) Expenses of all audits by the Trust’s independent public accountants;
(b) Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;
(c) Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;
(d) Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;
(f) Expenses of maintaining the Trust’s tax records;
(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Sub-Adviser or an affiliate of the Sub-Adviser;
(h) Taxes levied against the Trust;
(i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with placing orders for the purchase and sale of portfolio securities and other investment instruments for the Series;
(j) Costs, including the interest expense, of borrowing money;
(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;
(l) The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;
(m) Trustees’ fees and expenses to directors who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;
(n) The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;
(o) Association membership dues;
(p) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Sub-Adviser is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto;
(q) Organizational and offering expenses; and
(r) Any other expense that the Trust, the Adviser or any other agent of the Trust may incur (i) as a result of a change in the law or regulations applicable to the Trust; (ii) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies; or (iii) that is similar to the expenses listed above, and that is approved by the Board (including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act)) as being an appropriate expense of the Trust.
6. Compensation. For the services provided to each Series, the Adviser will pay the Sub-Adviser a fee, payable as described in Schedule A.
The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser.
7. Seed Money. The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Series.
8. Compliance.
(a) The Sub-Adviser and the Adviser acknowledge that the Sub-Adviser is not the compliance agent for any Series or for the Trust, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 2 in accordance with the Trust’s Registration Statement, the Trust’s Articles of Incorporation and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Sub-Adviser shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Adviser, or the Trust’s administrator. The Adviser shall promptly provide the Sub-Adviser with copies of the Trust’s registration statement, the Trust’s Amended and Restated Declaration of Trust and By-Laws, the Trust’s currently effective Registration Statement and any written policies and procedures adopted by the Trust’s Board applicable to the Series and any amendments or revisions thereto. The Sub-Adviser agrees that it shall promptly notify the Adviser and the Trust (1) in the event that the SEC or other governmental authority has censured the Sub-Adviser; placed material limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings (i.e., routine SEC exams and exams for cause) or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Sub-Adviser further agrees to notify the Adviser and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.
(b) The Adviser agrees that it shall immediately notify the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.
9. Books and Records. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust, except (i) as provided herein, (ii) as may be reasonably necessary for the Sub-Adviser to supply to the Adviser, the Trust or the Board the information required to be supplied under this Agreement, or (iii) as may be required by the provisions of Rule 31a-1 under the 1940 Act applicable to the services provided by the Sub-Adviser under this Agreement. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s reasonable request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.
10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.
Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Adviser and the Sub-Adviser, and the Adviser shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Adviser by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Adviser, or if available from a source other than the Adviser, Sub-Adviser or the Trust.
11. Representations Respecting Sub-Adviser.
(a) During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Sub-Adviser or any of its affiliates (other than the Adviser), or that use the name “Columbia Management Investment Advisers, LLC,” “Columbia” or “Columbia Management” or logos associated therewith . The Adviser agrees that it will not use any such material without the prior consent of the Sub-Adviser, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Adviser will furnish to the Sub-Adviser copies of any of the above-mentioned materials that refer or relate in any way to the Sub-Adviser;
(b) The Trust and the Adviser will furnish to the Sub-Adviser such information relating to either of them or the business affairs of the Trust as the Sub-Adviser shall from time to time reasonably request in order to discharge its obligations hereunder; and
(c) The Adviser agrees that neither the Adviser nor affiliated persons of the Adviser shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.
12. Services Not Exclusive. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.
13. Prohibited Conduct. The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.
14. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”), controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Sub-Adviser of its duties, or by reason of reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement. Without limiting the foregoing, Sub-Adviser does not assume responsibility for the accuracy of information furnished to it by Trust, Adviser, Custodian, broker, or by any person on whom it reasonably relies.
15. Indemnification.
(a) Notwithstanding Section 14 of this Agreement, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser (other than the Adviser), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which (1) may be based upon the willful misconduct, malfeasance, bad faith or negligence by the Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Adviser, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Adviser and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement. For the avoidance of doubt, the Adviser shall not be liable for any indirect, incidental, special or consequential losses however arising or incurred.
(b) Notwithstanding Section 14 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Trust, the Adviser, any affiliated person of the Adviser (other than the Sub-Adviser), and each person, if any, who, is a controlling person of the Adviser (the Trust and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which may be based upon (1) the willful misconduct, malfeasance, bad faith or negligence by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, (2) any breach of any representations or warranties contained in Section 4, or (3) ownership rights in the name “Columbia Funds,” to the extent Sub-Adviser or its parent company has such rights; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. For the avoidance of doubt, the Sub-Adviser shall not be liable for any indirect, incidental, special or consequential losses however arising or incurred.
(c) The Adviser shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person.
(d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person.
(e) The Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Sub-Adviser and the Sub-Adviser shall not be liable under this Section 15 to indemnify and hold harmless the Adviser with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Sub-Adviser is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Adviser.
16. Duration and Termination. With respect to each Series identified as a Portfolio on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Portfolio this Agreement shall continue in full force and effect through January 21, 2028. Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
With respect to any Portfolio that is added to Schedule A hereto as a Portfolio after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Portfolio as a Portfolio under the Agreement or (ii) the date upon which the shares of the Portfolio are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Portfolio, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Portfolio, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Portfolio. Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Adviser shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.
Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser at any time without penalty, upon three (3) months’ written notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or the Adviser not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Sub-Adviser may terminate this Agreement at any time without penalty effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Trust as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.
In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such records by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 14, 15, and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

17. Notices. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.
If to the Adviser:
Voya Investments, LLC
7337 E. Doubletree Ranch Road
Suite 100
Scottsdale, AZ 85258-2034
Attention: Huey P. Falgout, Jr., Chief Counsel
If to the Sub-Adviser:
Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02110
Attn: Gary Rawdon
18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.
Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series’ outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.
19. Use of Names.
(a) It is understood that the name “Voya Investments, LLC” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Adviser or its affiliates, including but not limited to the mark “Voya®” (collectively, the “Voya Marks”) is the valuable property of the Adviser and/or its affiliates, and that the Sub-Adviser has the right to use such Voya Marks only with the prior written consent of the Adviser and only so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series. In the event that the Sub-Adviser is no longer the Sub-Adviser to the Trust and/or the Series, or upon termination of the Management Agreement between the Trust and the Adviser without its replacement with another agreement, such termination to be promptly notified to the Sub-Advisers by the Trust or the Adviser, or the earlier request of the Adviser, the Sub-Adviser shall, as soon as is reasonably possible, discontinue all use of the Voya Marks.
(b) It is understood that the name ”Columbia Management Investment Advisers, LLC” or “Columbia Management” or logos associated with those names (the “Licensed Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Trust and/or the Series have the right to use such names (or logos) in offering materials of the Trust with the approval of the Sub-Adviser and for so long as the Sub-Adviser is a sub-adviser to the Trust and/or the Series; provided, however, that the Sub-Adviser shall be able to inspect any proposed use, so long as the Sub-Adviser gives the Adviser and/or the Trust reasonable notice of the Sub-Adviser’s intent to inspect. The Trust and/or the Series shall at all times comply with the Sub-Adviser’s trademark usage guidelines, provided on even date herewith, and all related specifications provided by the Sub-Adviser for the Licensed Marks. Such specifications and guidelines shall govern the use of the Licensed Marks. Without limiting the generality of the foregoing, upon termination of this Agreement between the Adviser and the Sub-Adviser, the Trust shall within three months of the receipt of the Sub-Adviser’s request so as to cease to use such names (or derivatives or logos), including within the name of any Series.
20. Miscellaneous.
(a) This Agreement shall be governed by the laws of the State of New York, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act, subject, however, to such interpretations of the staff of the SEC.
(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.
(d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, or constituting the Adviser as an agent of the Sub-Adviser.

(e) The Adviser and the Sub-Adviser each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.
(f) The Adviser and the Sub-Adviser acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively the “Patriot Act”). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, of by administrative or regulatory entity to disclose the identity of the beneficial owner(s).
(g) In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise deemed to be an agency of the Trust or the Adviser.
(h) This Agreement may be executed in counterparts.
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APPENDIX C: OFFICERS OF THE PORTFOLIO
Name and Title of each Officer of the Portfolio
Christian G. Wilson – President and Chief/Principal Executive Officer
Jonathan Nash – Executive Vice President and Chief Investment Risk Officer
Steven Hartstein – Chief Compliance Officer
Todd Modic – Senior Vice President, Chief/Principal Financial Officer, and Assistant Secretary
Kimberly A. Anderson – Senior Vice President
Sara M. Donaldson – Senior Vice President
Jason Kadavy – Senior Vice President
Joanne F. Osberg – Senior Vice President and Secretary
Andrew K. Schlueter – Senior Vice President
Fred Bedoya – Vice President, Principal Accounting Officer, and Treasurer
Robyn L. Ichilov – Vice President
Erica McKenna – Vice President
Caitlin Robinson – Vice President and Assistant Secretary
Craig Wheeler – Vice President
Gizachew Wubishet – Vice President and Assistant Secretary
Monia Piacenti – Anti-Money Laundering Officer

APPENDIX D: BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of January 21, 2026.
Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio
Reliastar Life Insurance Company RESL FBO SVULI Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	43.8% Class I; Beneficial	0.7%
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	84.3% Class ADV; 24.0% Class I; Beneficial	19.2%
Voya Retirement Insurance and Annuity Company RESL Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	26.0% Class I; Beneficial	0.4%
Venerable Insurance and Annuity Company 1475 Dunwoody Drive West Chester, PA 19380-1478	83.1% Class S2; 49.6% Class S; Beneficial	39.0%
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	14.0% Class ADV; 45.9% Class S; 16.4% Class S2; Beneficial	36.9%

APPENDIX E: ADVISORY FEES

During the past three fiscal years, the Portfolio paid the following investment management fees to the Investment Adviser or its affiliates.
December 31, 2025	December 31, 2024	December 31, 2023
$1,298,403	$1,500,605	$1,579,784